UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2011 (April 15, 2011)

UniTek Global Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-28579 (Commission File Number)	75-2233445 (IRS Employer Identification No.)

1777 Sentry Parkway West, Blue Bell, PA (Address of Principal Executive Offices)	19422 (Zip Code)

Registrant’s telephone number, including area code:  (267) 464-1700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 15, 2011, UniTek Global Services, Inc. (“UniTek”) completed its debt refinancing by entering into (i) that certain Credit Agreement (the “Term Loan Agreement”) by and among UniTek, the several banks and other financial institutions or entities from time to time parties to the Term Loan Agreement (collectively, the “Term Lenders”), FBR Capital Markets LT, Inc., as documentation agent, as syndication agent and as administrative agent; and (ii) that certain Revolving Credit and Security Agreement (the “Revolving Loan Agreement”), by and among UniTek (and certain subsidiaries of UniTek) and PNC Bank, National Association, as agent for the lenders under the Revolving Loan Agreement (collectively, the “Revolving Lenders”).

The Term Loan Agreement provides for a $100,000,000 term loan (the “Term Loan”) and the Revolving Loan Agreement provides for a $75,000,000 revolving credit facility (“Revolving Loan”).  Both the Term Loan and the Revolving Loan may be used for general business purposes.

The Term Loan is to be re-paid in installments beginning on June 30, 2011 and ending in 2018.  The Term Loan bears interest at LIBOR (with a floor of 1.50%) plus a margin of 7.50%.  The Revolving Loan matures in 2016.  UniTek may draw on the Revolving Loan and repay amounts borrowed in unlimited repetition up to the maximum allowed amount so long as no event of default has occurred and is continuing.  The interest rate on the Revolving Loan is LIBOR (with no floor) plus a margin of between 2.25% and 2.75%.  Subject to certain terms and conditions, the Term Loan Agreement and the Revolving Loan Agreement include accordion features of $50,000,000 and $25,000,000, respectively.

The Term Loan Agreement and the Revolving Loan Agreement contain customary representations and warranties of UniTek as well as provisions for repayment, guarantees, other security and customary events of default.  Specifically, the Revolving Loan Agreement and the Term Loan Agreement provide the Revolving Lenders and the Term Lenders, respectively, with security interests in the collateral of UniTek (and certain subsidiaries of UniTek).

The Term Loan Agreement and the Revolving Loan Agreement require the Company to be in compliance with specified financial covenants, including (i) a “Consolidated Leverage Ratio” (as such term is respectively defined and applied in the Term Loan Agreement and the Revolving Loan Agreement) of less than a range of 4.75-3.00 to 1.00 (such ratio declining over time); (ii) a “Fixed Charge Coverage Ratio” (as such term is defined in the Term Loan Agreement and the Revolving Loan Agreement) not less than 1.2 to 1.0 for every fiscal quarter ended after the end of fiscal year 2011 (and a ratio of not less than 1.1 to 1.0 for every fiscal quarter ended in fiscal year 2011); and (iii) certain other covenants related to the operation of UniTek’s business in the ordinary course.  In the event of noncompliance with these financial covenants and other defined events of default, the Term Lenders and the Revolving Lenders are entitled to certain remedies, including acceleration of the repayment of amounts outstanding on the Term Loan and the Revolving Loan.

Item 1.02.	Termination of a Material Definitive Agreement.

As part of UniTek’s debt refinancing disclosed above under Item 1.01 to this Current Report on Form 8-K, UniTek terminated (i) that certain First Lien Credit Agreement, by and among certain subsidiaries of UniTek, the lenders party thereto, and Royal Bank of Canada, as collateral agent and as administrative agent, dated as of September 27, 2007 (as amended, the “First Lien Credit Agreement”); and (ii) that certain Second Lien Credit Agreement, by and among certain subsidiaries of UniTek, the lenders party thereto, and Royal Bank of Canada, as collateral agent and as administrative agent, dated as of September 27, 2007 (as amended, the “Second Lien Credit Agreement”).  All outstanding amounts owed by UniTek and its subsidiaries under the First Lien Credit Agreement and the Second Lien Credit Agreement were re-paid in full and all corresponding security interests under the First Lien Credit Agreement and the Second Lien Credit Agreement were released.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 15, 2011, UniTek closed the transactions contemplated by that certain Asset Purchase Agreement, dated as of March 30, 2011 (the “Asset Purchase Agreement”), by and among UniTek and Pinnacle Wireless, Inc. (“Pinnacle”), Current Flow Technologies Corporation (“CFT”), Michael Hayford (“Hayford”), Timothy Walters (“Walters”), Christopher Love (“Love”), Michael Rubenstein (“Rubenstein”), and Manny Medina (“Medina” and, together with Pinnacle, CFT, Hayford, Walters, Love and Rubenstein, the “Sellers”).  Pursuant to the Asset Purchase Agreement, UniTek purchased substantially all of the assets of Pinnacle and CFT for an aggregate purchase price to the Sellers of up to $50,000,000, subject to certain conditions and adjustments as set forth in the Asset Purchase Agreement, consisting of a base purchase price of $20,000,000 and earnout payments of up to $30,000,000.  A portion of the consideration was obtained by borrowings under the debt refinancing disclosed above under Item 1.01 to this Current Report on Form 8-K.  The entrance by UniTek into the Asset Purchase Agreement was originally disclosed by UniTek in its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 5, 2011.

A copy of the Asset Purchase Agreement is filed as Exhibit 2.1 hereto.  The foregoing summary of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed above under Item 1.01 to this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

2.1*              Asset Purchase Agreement, dated as of March 30, 2011.

*	Certain information in this exhibit has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEK GLOBAL SERVICES, INC.

Date: April 21, 2011	By:	/s/ Kyle M. Hall
Kyle M. Hall
General Counsel, Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Asset Purchase Agreement, dated as of March 30, 2011.

*	Certain information in this exhibit has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.